Exhibit 10.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Forms S-8 333-54356, 333-117849 and 333-136633) pertaining to the 2003 Share Option Plan of Ceragon Networks Ltd. of our report dated June 27, 2007 with respect to the consolidated financial statements of Ceragon Networks Ltd. and subsidiaries included in the Annual Report (Form 20-F) for the year ended December 31, 2006.

/s/ KOST FORER GABBAY and KASIERER
Tel-Aviv, Israel	KOST FORER GABBAY and KASIERER
June 27, 2007	A Member of Ernst & Young Global